UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2021
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StoneX Group Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
230 Park Ave, 10th Floor
New York, NY 10169
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SNEX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Amendment to Credit Agreement
On June 18, 2021, StoneX Group Inc. (the “Company”) amended its Amended and Restated Credit Agreement dated as of February 22, 2019 among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the financial institutions parties thereto as lenders (the “Credit Agreement”) pursuant to a Fifth Amendment to the Credit Agreement dated as of June 18, 2021 (the “Amendment”).
Pursuant to the Amendment, the Credit Agreement was modified to, among other things, (1) increase the revolving credit facility by $39,550,000 to $236,050,000 and (2) extend the maturity date from February 22, 2022 to August 22, 2022.
The above description is only a summary of certain provisions of the Amendment and is qualified in its entirety by reference to the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off‑Balance Sheet Arrangement of a Registrant
The information in Item 1.01 and 7.01 of this Current Report is incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure
On June 21, 2021, the previously disclosed offer by the Company to purchase up to $100 million in aggregate principal amount of its 8.625% Senior Notes due 2025 (the “Notes”) expired with an aggregate of $1,579,000 principal amount of the outstanding Notes validly tendered and not withdrawn. The purchase price for the validly tendered Notes is 103% of the principal amount thereof plus accrued and unpaid interest.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1 Fifth Amendment to Amended and Restated Credit Agreement dated as of June 18, 2021, among StoneX Group Inc., a Delaware corporation, the subsidiary guarantors party thereto, the Lenders party thereto and Bank of America, N.A.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneX Group Inc.
(Registrant)
June 22, 2021	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Fifth Amendment to Amended and Restated Credit Agreement dated as of June 18, 2021, among StoneX Group Inc., a Delaware corporation, the subsidiary guarantors party thereto, the Lenders party thereto and Bank of America, N.A.